UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
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[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ORGENESIS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORGENESIS INC.
20271 Goldenrod Lane
Germantown, Maryland 20876

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 11, 2017

To the Stockholders of Orgenesis Inc.:

            The 2017 annual meeting (the “Annual Meeting”) of stockholders of Orgenesis Inc. (the “Company”) will be held at the offices of Pearl Cohen Zedek Latzer Baratz LLP, at 1500 Broadway, 12th Floor, New York, New York, 10036 on Thursday May 11, 2017 at 10:00 a.m. local time for the following purposes:

i.	Elect a board of six directors;

ii.	Adopt our 2017 Equity Incentive Plan;

iii.	Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

iv.

Determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

v.	Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board has fixed the close of business on March 20, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting.

            Regardless of whether you plan to attend the Annual Meeting, please vote your shares as soon as possible so that your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card that was mailed to you. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

            We look forward to seeing you at the Annual Meeting.

/s/ Vered Caplan
Chairman of the Board
March 30, 2017

ORGENESIS INC.
20271 Goldenrod Lane
Germantown, Maryland 20876

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

            This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board (the “Board”) of Orgenesis Inc., a Nevada corporation (the “Company”) for use at our 2017 annual meeting (the “Annual Meeting”) of stockholders to be held at the offices of Pearl Cohen Zedek Latzer Baratz LLP, at 1500 Broadway, 12th Floor, New York, New York, 10036 on Thursday May 11, 2017 at 10:00 a.m. local time, and any adjournment thereof. We will bear the cost of soliciting proxies.

            At the Annual Meeting, the stockholders will be asked to:

i.	Elect a Board of six directors;

ii.	Adopt the 2017 Equity Incentive Plan;

iii.	Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers;

iv.

Determine, in a non-binding advisory vote, the desired frequency of future non-binding advisory votes on the compensation of our named executive officers every year, every two years or every three years; and

v.	Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

            To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of our issued and outstanding common stock that entitled to vote on the record date of March 20, 2017 (the “Record Date”) present in person or by proxy at the Annual Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board named below; (ii) FOR the adoption of the 2017 Equity Incentive Plan; (iii) FOR the resolution regarding the non-binding advisory vote of the compensation of the Company’s named executive officers; (iv) “3 YEARS” on the resolution regarding the frequency of the non-binding vote on the compensation of the Company’s named executive officers; and (v) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s).

Votes Required for Approval

Assuming the presence of a quorum at the annual meeting:

            •        The election of directors will be determined by a plurality of the votes cast. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

            •        The approval of our 2017 Equity Incentive Plan and the advisory approval of our executive compensation requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on these proposals.

            •        The determination of the frequency with which future advisory votes on executive compensation will take place will be determined by the preference (either every one, two or three years) that receives the highest number of votes cast.

            •        The approval of any such other matters as may properly come before the meeting or any adjournment thereof.

Broker Non-Votes

            A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

            If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner such holder of record may not vote your shares on the election of directors, the proposals to approve the 2017 Equity Incentive Plan, or the advisory resolutions regarding say-on-pay without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur.

            We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Revocability of Proxies

            You may revoke any proxy given in response to this solicitation by notifying the Company in writing at the above address, attention: Corporate Secretary by 5 p.m. on May 10, 2017, or by voting a subsequent proxy or in person at the annual meeting. Attendance by a stockholder at the meeting does not alone serve to revoke a proxy. If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.

How Can I Vote Without Attending the Annual Meeting?

            There are four convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

            •        Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 10, 2017. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

            •        Vote by Telephone. You can also vote by telephone by calling the telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on May 10, 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

            •        Vote by Fax. You can also vote by fax by faxing to the fax number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by fax. You may transmit your voting instructions from by fax up until 11:59 P.M. Eastern Time on May 10, 2017. Fax voting is available 24 hours a day. If you vote by fax, you do NOT need to vote over the Internet or return a proxy card.

            •        Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

            The persons named below have been nominated for election as directors by the Board. If elected, each nominee will hold office until the 2018 Annual Meeting of the stockholders and until his or her successor is duly elected and qualified.

            It is the intention of the persons named in the proxy to vote FOR the election of the six persons named in the table below as directors of the Company, unless authority to do so is withheld. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

            The following table sets forth the name, age, the position they hold, and the year in which they began serving as a Director of the Company for each director nominee:

Name	Age	Position	Year Became a Director
Vered Caplan	48	Chief Executive Officer and Director	2012
Guy Yachin	49	Director	2012
David Sidransky	55	Director	2013
Yaron Adler	45	Director	2012
Hugues Bultot	51	Director	2015
Ashish Nanda	52	Director	2017

            The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

            Vered Caplan has been the Chairman of the Board and Chief Executive Officer since August 14, 2014, prior to which she was Interim President and CEO since December 23, 2013. Since 2008, Ms. Caplan has been Chief Executive Officer of Kamedis Ltd., a company focused on utilizing plant extracts for dermatology purposes. From 2004 to 2007, Ms. Caplan was Chief Executive Officer of GammaCan International Inc., a company focused on the use of immunoglobulins for treatment of cancer. During the previous five years, Ms. Caplan has been a director of the following companies: Opticul Ltd., a company involved with optic based bacteria classification; Inmotion Ltd., a company involved with self-propelled disposable colonoscopies; Nehora Photonics Ltd., a company involved with noninvasive blood monitoring; Ocure Ltd., a company involved with wound management; Eve Medical Ltd., a company involved with hormone therapy for Menopause and PMS; and Biotech Investment Corp., a company involved with prostate cancer diagnostics. Ms. Caplan has a M.Sc. in biomedical engineering from TelAviv University specializing in signal processing; management for engineers from TelAviv University specializing in business development; and a B.Sc. in mechanical engineering from the Technion– Israel Institute of Technology specialized in software and cad systems. We believe that Ms. Caplan’s significant experience relating to our industry and a deep knowledge of our business, based on her many years of involvement with our company, makes her suitable to serve as a director of our company.

            Guy Yachin has served as a director since April 2, 2012. Mr. Yachin is the CEO of NasVax Ltd., a company focused on the development of improved immunotherapeutics and vaccines. Prior to joining NasVax, Mr. Yachin served as CEO of MultiGene Vascular Systems Ltd., a cell therapy company focused on blood vessels disorders, leading the company through clinical studies in the U.S. and Israel, financial rounds, and a keystone strategic agreement with Teva Pharmaceuticals Industries Ltd. He was CEO and founder of Chiasma Inc., a biotechnology company focused on the oral delivery of macromolecule drugs, where he built the company’s presence in Israel and the U.S., concluded numerous financial rounds, and guided the company’s strategy and operation for over six years. Earlier he was CEO of Naiot Technological Center Ltd., and provided seed funding and guidance to more than a dozen biomedical startups such as Remon Medical Technologies Ltd., Enzymotec Ltd. and NanoPass Technologies Ltd. He holds a BSc. in Industrial Engineering and Management and an MBA from the Technion – Israel Institute of Technology. We believe Mr. Yachin is qualified to serve on our Board of Directors because of his education, experience within the life science industry and his business acumen in the public markets.

            Dr. David Sidransky was appointed as a director on July 18, 2013. Dr. Sidransky is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine’s Department of Otolaryngology and Professor of Oncology, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at the John Hopkins University School of Medicine. Dr. Sidransky is one of the most highly cited researchers in clinical and medical journals in the world in the field of oncology during the past decade, with over 460 peer reviewed publications. Dr. Sidransky is a founder of a number of biotechnology companies and holds numerous biotechnology patents. Dr. Sidransky has served as Vice Chairman of the Board of Directors, and was, until the merger with Eli Lilly, a director of ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care. He is serving, or has served on, the scientific advisory boards of MedImmune, LLC, Roche, Amgen Inc. and Veridex, LLC (a Johnson & Johnson diagnostic company), among others and is currently on the board of Galmed and Rosetta Genomics Ltd. and chairs the board of Advaxis and Champions Oncology, Inc. Dr. Sidransky served as Director from 2005 until 2008 of the American Association for Cancer Research (AACR). He was the chairperson of AACR International Conferences during the years 2006 and 2007 on Molecular Diagnostics in Cancer Therapeutic Development: Maximizing Opportunities for Personalized Treatment. Dr. Sidransky is the recipient of a number of awards and honors, including the 1997 Sarstedt International Prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians, and the 2004 Richard and Hinda Rosenthal Award from the American Association of Cancer Research. We believe Mr. Sidransky is qualified to serve on our Board of Directors because of his education, medical background, experience within the life science industry and his business acumen in the public markets.

            Yaron Adler was appointed as our director on April 17, 2012. In 1999 Mr. Adler co-founded IncrediMail Ltd. and served as its Chief Executive Officer until 2008 and President until 2009. In 1999, prior to founding IncrediMail, Mr. Adler consulted Israeli startup companies regarding Internet products, services and technologies. Mr. Adler served as a Product Manager from 1997 to 1999, and as a software engineer from 1994 to 1997, at Tecnomatix Technologies Ltd., a software company that develops and markets production engineering solutions to complex automated manufacturing lines that fill the gap between product design and production, and which was acquired by UGS Corp. in April 2005. In 1993, Mr. Adler held a software engineer position at Intel Israel Ltd. He has a B.A. in computer sciences and economics from TelAviv University. We believe Mr. Adler is qualified to serve on our Board of Directors because of his education, success with early-stage enterprises and his business acumen in the public markets.

            Hugues Bultot was appointed as a director on March 2, 2015. Mr. Bultot is a technology entrepreneur with a 10-year track record in bioprocessing. Since April 2014, Mr. Bultot has been the Chief Executive Officer of MaSTherCell SA, a Belgian-based contract development manufacturing organization in cell therapy, a company he co-founded in 2011. Since January 2013, Mr. Bultot is also the Founder and CEO of Univercells SA, a Belgian-based company focused on the development of the implementation of disruptive manufacturing science in order to make biologics accessible and affordable. Prior to founding MaSTherCell and Univercells, Mr. Bultot founded Artelis in 2005 with his partner, José Castillo, a Belgian biotech company that specialized in the development of disposable bioreactors for the vaccine and monoclonal antibodies industry and for cell therapy applications. Artelis was sold to ATMI in November 2010, which was subsequently acquired by Pall Corporation (NYSE: PLL) in February 2014. From 2006 until 2009, Mr. Bultot was a director with Ascencio, a Euronext-quoted real estate company where he was the head of the Audit Committee. Mr. Bultot founded Kitozyme in 2000, a company developing vegetal chitosan-based applications for the nutrition, wine-making, cosmetics and medical device industry where he developed the entire manufacturing chain, led the strategy and the operations and concluded numerous co-development agreements and financial rounds. Between 1994 and 1999, Mr. Bultot served as investment manager and COO of Synerfi, a private equity firm affiliated with Generale de Banque, a major Belgian banking institution. In these positions, he concluded several funding rounds and exited deals for start-ups and mature companies. Mr. Bultot holds a master’s degree in law from UCL, Belgium and an executive master’s degree in business administration from Solvay Business School, Belgium and in tax management from ICHEC in Belgium. Mr. Bultot followed the advanced management program at INSEAD in 1997 and several courses in tech entrepreneurship at MIT from 2009 to 2011. Mr. Bultot is also serving on the Board of Directors of Ovizio, a company specialized in holographic microscopy and of Vivaldi Biosciences, a company developing a live-attenuated influenza vaccines for pediatric and elderly segments. We believe Mr. Bultot is qualified to serve on our Board of Directors because of his success with early-stage enterprises, and knowledge and leadership skills for his role as Chief Executive Officer of MaSTherCell, our subsidiary.

            Ashish Nanda was appointed a director on February 22, 2017. Since 1990, Mr. Nanda has been the Managing Director of Innovations Group, one of the largest outsourcing companies in the financial sector that employs close to 14,000 people working across various financial sectors. Prior to that, from 1991 to 1994, Mr. Nanda held the position of Asst. Manager Corporate Banking at Emirates Banking Group where he was involved in establishing relationship with business houses owned by UAE nationals and expatriates in order to set up banking limits and also where he managed portfolios of USD $26 billion. Mr. Nanda holds a Chartered Accountancy from the Institute of Chartered Accountants from India. We believe that Mr. Nanda is qualified to serve on our Board because of his business experience and strategic understanding of advancing the valuation of companies in emerging industries.

            Pursuant to an agreement entered into between the Company and Image Securities FZC (“Image”), Image was granted the right to nominate a director to the Company’s board of directors. Mr. Nanda is being nominated for a directorship at the annual meeting in compliance with our contractual undertakings.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE ORGENESIS INC.
2017 EQUITY INCENTIVE PLAN

            At the Annual Meeting, the stockholders will be asked to adopt the Company's 2017 Equity Incentive Plan (the "Equity Incentive Plan") in the form attached hereto as Appendix B. The Equity Incentive Plan was approved by the Board of Directors on March 5, 2017. A total of 21,000,000 shares of Common Stock have been reserved for issuance under the Equity Incentive Plan. Of this amount, 3,000,000 shares have been reserved for issuance solely to employees and service providers of our subsidiary MaSTherCell S.A.

            The Board believes that equity-based awards are an important incentive to attract, retain and motivate persons who are expected to make important contributions to the Company and its subsidiaries and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Equity Incentive Plan is intended to enable the Company to have an adequate number of shares of Common Stock available for the grant of stock options and other awards for such purposes.

            Although the Company cannot currently determine the number of awards that may be granted in the future to the directors, executive officers and key employees of the Company, each of the directors, executive officers and key employees of the Company has an interest in the approval of the Equity Incentive Plan in so far as they are eligible recipients of options and other awards under the plan. Pursuant to an amended employment agreement entered by the Company and Ms. Vered Caplan, the Company’s Chief Executive Officer, subject to approval of the Equity Incentive Plan by the shareholders under this Proposal No. 2, Ms. Caplan is entitled, subject to ratification by the Company’s compensation committee, of an award of options under the Equity Incentive Plan to purchase up to 4 million shares of our Common Stock at a per share exercise price equal to the closing price of our stock on the grant date.

Summary of the Equity Incentive Plan

            The following is a brief summary of the material features of the Equity Incentive Plan and such summary is qualified in its entirety by the Equity Incentive Plan attached hereto as Exhibit A.

            Purpose and Eligibility. The purpose of the Equity Incentive Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and its subsidiaries by providing such persons with equity ownership opportunities that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted Awards under the Equity Incentive Plan. “Award” means Qualified and Non-Qualified Options (the “Options”) under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), grants by the Company of Shares under the Equity Incentive Plan (the “Stock Grants”), grants by the Company under the Equity Incentive Plan of an equity award or equity based award which is not an Option or Stock Grant (the “Stock-Based Awards”), rights to the Shares or the value of the Shares of the Company granted pursuant to the Equity Incentive Plan (the “Stock Rights”).

            Shares Subject to the Plan. The maximum aggregate number of shares of our Common Stock reserved under the Equity Incentive Plan is 21,000,000 shares. Any shares of stock that are subject to an Award under the Equity Incentive Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of awards under the Equity Incentive Plan.

            Adjustments. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Equity Incentive Plan, (ii) the share counting rules and sub-limits, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted awards may be made, if applicable) in the manner determined by the Board.

            Administration. The Equity Incentive Plan is administered by our Board, which may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). To the extent that the Board determines to qualify Awards as performance-based compensation within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

            Options Price and Duration. The purchase price per share of our Common Stock deliverable upon the exercise of a Non-Qualified Option will be at least the greater of the par value or the fair market value per share of Common Stock on the date of grant of the Option. The purchase price per share of our Common Stock deliverable upon the exercise of a Qualified Option will be no less than 100% of the fair market value of the Common Stock on the day any such Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

            Subject to certain limitations, each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years, and with respect to Qualified Options granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, no Option will be granted with a term in excess of 5 years.

            Each option agreement shall also set forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Option are exercisable.

            Stock Awards. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”).

            Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in the Equity Incentive Plan) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

            Transferability. Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that the Board may permit gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

            Term and Termination of the Equity Incentive Plan. The Equity Incentive Plan shall become effective on the date the plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

            Amendment. The Incentive Equity Plan may be amended by the shareholders of the Company and the Board. In the discretion of the Board, outstanding agreements under the Incentive Equity Plan may be amended by the Board in a manner which is not adverse to the participant.

Certain Federal Income Tax Consequences to the Company and the Participant

            The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Equity Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

            Options granted under the Equity Incentive Plan are intended to satisfy the stock rights exception to Section 409A of the Code (“Section 409A”); other types of awards are intended either to satisfy another exception to Section 409A (such as the short-term deferral exception) or to be granted and administered in compliance with Section 409A. A participant will not realize any income upon the award of an Option (including any other stock-based award in the nature of a purchase right), nor will the Company be entitled to any tax deduction. When a participant, who has been granted an Option which is not designated as an Incentive Stock Option, exercises that option and receives Common Stock which is either “transferable” or not subject to a “substantial risk of forfeiture” under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee or former employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant’s tax basis for the Common Stock so acquired will equal the fair value of the Common Stock, used to calculate the income realized. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

            If a participant exercises an Option which is designated as an Incentive Stock Option and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the Incentive Stock Option until three months prior to its exercise, the participant will not realize any income upon the exercise of the Incentive Stock Option (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the Incentive Stock Option more than one year after the issuance of the shares to the participant and more than two years after the date of grant of the Incentive Stock Option, any gain or loss (based upon the difference between the amount realized and the exercise price of the Incentive Stock Option) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the Incentive Stock Option or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a “disqualifying disposition” of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

            With respect to other Awards granted under the Equity Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

            With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant’s loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income.

            Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

            The Compensation Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a “parachute payment” under Section 280G of the Code. To the extent any such payment constitutes an “excess parachute payment,” the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

Section 162 Provisions

            The Equity Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Equity Incentive Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Equity Incentive Plan by the stockholders of the Company so that the compensation payable pursuant to Awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m) of the Code, provided the Equity Incentive Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) of the Code are satisfied. Notwithstanding the foregoing, the Committee may, in the exercise of its discretion, issue Options that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and its stockholders.

            The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Equity Incentive Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

New Plan Benefits

            Because awards under the Equity Incentive Plan are discretionary, the Company cannot currently determine the kind or number of Awards that may be granted under the Stock Equity Incentive Plan or the recipients thereof.

Securities Authorized for Issuance Under Existing Equity Compensation Plans

            The following table summarizes certain information regarding our equity compensation plans as of November 30, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-		-
Equity compensation plans not approved by security holders	18,116,981	0.14	-
Total	18,116,981	0.21	-

            Effective May 23, 2012, our board of directors adopted and approved the Global Share Incentive Plan (2012) (the “Plan”). The purpose of the Plan is to enhance the long-term stockholder value of our company by offering opportunities to our directors, officers, key employees, independent contractors and consultants to acquire and maintain stock ownership in our company in order to give these persons the opportunity to participate in our company’s growth and success, and to encourage them to remain in the service of our company.

BOARD RECOMMENDATION

            THE BOARD OF DIRECTORS UNANIMOULY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2017 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(SAY-ON-PAY)

            Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”) and Section 14A of the Exchange Act, the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement on an advisory basis.

            The executive officers named in the summary compensation table and deemed to be “named executive officers” are Vered Caplan, our Chief Executive Officer, Neil Reithinger, our Chief Financial Officer, Prof. Sarah Ferber, our Chief Scientist and Hugues Bultot, the Chief Executive Officer of our subsidiary, MaSTherCell S.A. Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

            Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

            The 2016 compensation levels were set having regard to: (a) market rates for executives, (b) executives achieving efficient management of the business and controlling costs, to the extent possible, (c) demonstrating integrated management teamwork, and (d) showing effort, commitment and effectiveness in reaching the goals set by the Board.

            The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company or our Board or the Compensation Committee of our Board.

            The Board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

BOARD RECOMMENDATION

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ABOVE ADVISORY RESOLUTION APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVES, AS DISCLOSED IN THIS PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE 2016 SUMMARY COMPENSATION TABLE AND OTHER RELATED TABLES AND DISCLOSURE.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION

            Section 951 of the Dodd-Frank Act also amended the proxy rules of the SEC to require that not less frequently than once every six years, a proxy statement for an annual meeting of stockholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate proposal subject to stockholder vote to determine whether the stockholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

            Accordingly, we are seeking a stockholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

            The Board asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers. Stockholders should consider the value of having the opportunity every year to voice their opinion on the Company’s executive compensation through an advisory vote, weighing that against the additional burden and expense to the Company and stockholders of preparing and responding to proposals annually, as well as the other means available to stockholders to provide input on executive compensation.

            After consideration, the Board has determined that an advisory vote on executive compensation that occurs every three years is the appropriate approach. The Company’s executive compensation program and policies are designed to balance current cash compensation with promoting long-term growth and performance of the Company. Changes in compensation structure, including those suggested by stockholders, would take time to implement, and evaluating the results of any such change would also take time and careful consideration. For these reasons, the Board believes that evaluating these programs every three years as opposed to more frequently is more appropriate. The Board also believes a three-year period will provide the Company with adequate time to engage stockholders and respond to “say-on-pay” vote results.

            The Board is not bound by this non-binding advisory stockholder vote; however, it will give significant weight to stockholder preferences on this matter.

            The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board.

            Shares represented by proxies that are marked to indicate abstentions from this proposal and broker non-votes with respect to this proposal will not affect its outcome. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” a frequency of “three years” for future advisory votes regarding executive compensation.

BOARD RECOMMENDATION

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ABOVE ADVISORY RESOLUTION APPROVING THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

ADDITIONAL BUSINESS

            We know of no other matters to be submitted to a vote of shareholders at the Annual General Meeting. If any other matter is properly brought before the Annual General Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any shareholder to nominate a candidate at a given annual general meeting, he or she must provide timely written notice to our corporate secretary pursuant to the terms of our Articles of Association, as described below.

CORPORATE GOVERNANCE

Director Independence

            Our Board is comprised of a majority of independent directors. In determining director independence, the Company uses the definition of independence in Rule 5605(a)(2) of the listing standards of The NASDAQ Stock Market, as if it were listed thereon (which it is not). The Company is not a “listed issuer” as that term is used in Regulation S-K Item 407 adopted by the SEC.

            The Board of Directors of the Company has concluded that each of David Sidransky, Guy Yachin, Yaron Adler and Ashish Nanda is “independent” based on the listing standards of the NASDAQ Stock Market, if the Company were listed thereon (which it is not), having concluded that any relationship between such director and the Company, in its opinion, does not interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

            The Board of Directors of the Company has also concluded that the directors serving on the audit committee, namely Yaron Adler, Guy Yachin and David Sidransky are “independent” based on the more stringent independence standard of the NASDAQ Stock Market applicable to directors serving on audit committees.

Code of Business Conduct and Ethics

            On March 5, 2017, our Board of Directors has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of our Code of Business Conduct and Ethics is posted on the investor relations section of our website, which is located at www.orgenesis.com. A copy of our Code of Business Conduct is attached hereto as Exhibit B. We intend to post on our website any amendments to the Code of Business Conduct and Ethics, or any waiver of its requirements.

            We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request in writing to Orgenesis Inc., 20271 Goldenrod Lane, Germantown, MD 20876, Attn: Secretary.

BOARD OF DIRECTORS AND COMMITTEES

            The Board met formally twice during the fiscal year ended November 30, 2016. Only one director who served during 2016 attended fewer than 75% of the meetings of the Board or of the committees of the Board of which such director was a member.

            The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, although it encourages directors to attend such meetings.

Board Leadership Structure

            The Board believes that the Board leadership structure, which reflects the separation of the Chairman and Chief Executive Officer positions, serves the best interests of the Company and its shareholders by giving an independent director a direct and significant role in establishing priorities and the strategic direction and oversight of the Company.

            Ms. Caplan has been serving as President, Chief Executive Officer since August 2014. Prior to that time and since December 2014, she was Interim President and Interim Chief Executive Officer.

            At this time, the Board has not appointed a Chairman. The Board intends in the coming months to appoint a Chairperson to the Board.

Board’s Role in Risk Oversight

            Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of material risk management. In its risk oversight role, the Board reviews significant individual matters as well as risk management processes designed and implemented by management with respect to risk generally. The Board has designated the audit committee as the Board committee with general risk oversight responsibility. The audit committee periodically discusses with management the Company’s major risk exposures and the processes management has implemented to monitor and control those exposures and broader risk categories, including risk assessment and risk management policies.

            Additionally, members of our senior corporate management and senior executives regularly attend Board meetings and are available to address Board inquiries on risk oversight matters. Separate and apart from the periodic risk reviews and other communications between senior executives and the Board, many actions that potentially present a higher risk profile, such as acquisitions, material changes to our capital structure, or significant investments, require review or approval of our Board or its committees as a matter of oversight and corporate governance.

BOARD COMMITTEES

            Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, with each comprised of independent directors. Each committee operates under a charter that has been approved by our board of directors on March 5, 2017. Copies of our committee charters are available, without charge, upon request in writing to Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD, 20876, Attn: CFO and are posted on the investor relations section of our website, which is located at www.orgenesis.com.

Audit Committee

            Through November 30, 2016, the members of the Audit Committee were Guy Yachin, Etti Hanochi and Vered Caplan. The Audit Committee met four times during the fiscal year ended November 30, 2016. As of March 23, 2017, Ms. Hanochi resigned from the audit committee as well as the Board and Ms. Caplan resigned from such committee on March 5, 2017.

            On March 5, 2017 the Board appointed David Sidransky and Yaron Adler to the Audit Committee and adopted a charter for the committee.

            The audit committee’s responsibilities include the following:

  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
  resolve any disagreements between management and the auditor regarding financial reporting;
  Pre-approve all auditing and non-audit services; and
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

            The Board has determined that each of Messrs. Sidransky, Adler and Yachin meet the independence criteria set out in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Through March 23, 2017 Ms. Etti Hanochi qualified as the “audit committee financial expert”. Following her resignation from our Board on March 23, 2017, we do not have an “audit committee financial expert”. The Nominating and Board Governance Committee is in the process of locating and identifying an appropriate board nominee who would also qualify as an audit committee financial expert.

Compensation Committee

            Through November 30, 2016, the Compensation Committee was comprised of Etti Hanochi and Vered Caplan. The Compensation Committee did not meet during the fiscal year ended November 30, 2016, since the Board of Directors did not address any compensation issues during the year.

            As of March 5, 2016, Ms. Caplan and Ms. Hanochi resigned and David Sidransky, Guy Yachin and Yaron Adler were appointed to the Compensation Committee. On such date, the Board of Directors also adopted a charter for the committee.

            The compensation committee’s responsibilities include the following:

  reviewing and approving, or making recommendations to our board with respect to the compensation of our executive officers;
  overseeing an evaluation of our senior executives;
  reviewing and making recommendations to our board with respect to cash and equity incentive plans;
  administering our equity incentive plans;
  reviewing and making recommendations to our board with respect to director compensation;
  reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure as and when required by SEC rules; and
  preparing the annual compensation committee report required by SEC rules.

            Our executive officers receive a compensation package consisting of base salary, cash bonuses, long-term equity awards, and participation in benefit plans generally available to all of our employees. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business and can reward both short and long-term performance of the business and of each executive officer.

            In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

  recommendations from the Chief Executive Officer based on individual executive performance and appropriate benchmark data;
  ensuring compensation levels reflect the Company’s past performance and expectations of future performance;
  ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well- qualified executives; and
  ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

Nominating and Corporate Governance Committee

            Through November 30, 2016, we did not have a separately standing committee. Our Board was of the view that it was appropriate for us not to have a standing nominating and corporate governance committee because the size of our Board of Directors did not facilitate the establishment of a separate committee.

            On March 5, 2017, our Board established a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are David Sidransky, Guy Yachin and Yaron Adler. On such date the Board also adopted a charter for the committee.

            The Nominating and Corporate Governance Committee’s responsibilities include the following:

  identifying individuals qualified to become members of our board;

  recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;
  developing and recommending to our board corporate governance principles; and
  overseeing an annual evaluation of our board.

            While the Nominating and Corporate Governance Committee has not yet established a formal policy with respect to diversity, the Board believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates, the Board considers the entirety of each candidate’s credentials in the context of these standards. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

            The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

            The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

EXECUTIVE OFFICERS

            The executive officers of the Company are responsible for the day-to-day management of the Company. The following table lists the names and positions of our executive officers.

Name	Position Held with Company	Age
Vered Caplan	Chief Executive Officer, Director	48
Neil Reithinger	Chief Financial Officer, Treasurer and Secretary	47
Prof. Sarah Ferber	Chief Scientific Officer	63
Hugues Bultot	Managing Director of MaSTherCell S.A., Director	51

            The biographical information for Ms. Caplan and Mr. Bultot are included under Proposal No. 1.

            The Biographical information for each of Ms. Ferber and Mr. Reithinger is set forth below.

            Neil Reithinger was appointed Chief Financial Officer, Secretary and Treasurer on August 1, 2014. Mr. Reithinger is the Founder and President of Eventus Advisory Group, LLC, a private, CFO-services firm incorporated in Arizona, which specializes in capital advisory and SEC compliance for publicly-traded and emerging growth companies. He is also the President of Eventus Consulting, P.C., a registered CPA firm in Arizona. Prior to forming Eventus, Mr. Reithinger was COO & CFO from March 2009 to December 2009 of New Leaf Brands, Inc., a branded beverage company, CEO of Nutritional Specialties, Inc. from April 2007 to October 2009, a nationally distributed nutritional supplement company that was acquired by Nutraceutical International, Inc., Chairman, CEO, President and director of Baywood International, Inc. from January 1998 to March 2009, a publicly-traded nutraceutical company and Controller of Baywood International, Inc. from December 1994 to January 1998. Mr. Reithinger earned a B.S. in Accounting from the University of Arizona and is a Certified Public Accountant. He is a Member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.

            Prof. Sarah Ferber was appointed Chief Scientific Officer on February 2, 2012. Prof. Ferber studied biochemistry at the Technion under the supervision of Professor Avram Hershko and Professor Aharon Ciechanover, winners of the Nobel Prize in Chemistry in 2004. Most of the research was conducted in Prof. Ferber’s Endocrine Research Lab. Prof. Sarah Ferber received TEVA, LINDNER, RUBIN and WOLFSON awards for this research. Prof. Ferber’s research work has been funded over the past 15 years by the JDRF, the Israel Academy of Science foundation (ISF), BIODISC and DCure.

            There are no family relationships between the executive officers and directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

            On September 15, 2014, the Company received a loan in the principal amount of $100,000 from Yaron Adler Investments (1999) Ltd., an entity of which Mr. Yaron Adler, one of the Company’s non-employee director, is the sole shareholder. The loan, with an original interest rate of 6% per annum, was repayable on or before March 15, 2015. The Loan currently bears a default interest rate of 24% per annum and, as of March 27, 2017, the outstanding balance on the note is $153,283.

            Pursuant to our audit committee charter adopted in March 2017, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us have or will have a direct or indirect material interest.

Named Executive Officers and Current Directors

            For information regarding compensation for our named executive officers and current directors, see “Executive Compensation”.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act, as amended, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings.

            Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, during fiscal year ended November 30, 2016, the filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied, except that Ms. Caplan did not timely file a Form 4 with respect to the option award made to her in April 2016 and a Form 5 was filed in respect of such award on March 29, 2017.

INSIDER TRADING POLICY

            On March 5, 2017, the Board adopted an insider trading policy that applies to all officers, directors and employees and certain affiliated persons. The Company’s insider trading policy prohibits sale of any Company securities that are not owned by such persons at the time of the sale, so called short sales. Those persons subject to the Company’s insider trading policy may not pledge the Company’s securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the officer charged with overseeing compliance with the policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth as of the Record Date the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director and director nominee; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group.

            As of the Record Date, the Company had 114,579,381 shares of common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Security Ownership of Certain Beneficial Holders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent(1)
Oded Shvartz 130 Biruintei Blvd. Pantelmon Ilfov, Romania	21,967,890 Direct	19%
Universite Libre De Bruxelles Avenue Franklin D. Roosevelt, 50 1050 Brussels, Belgium	12,263,753 Direct (2)	11%
Theodorus SCA Theodorus II SA Avenue Joseph Wybran 40 1070 Anderlecht, Belgium	10,904,716 Direct (3)	10%
Image Securities FZC 2310, 23rd floor, Tiffany Towers, JLT, Dubai, UAE	1,923,077 Direct(4)	2%

Security Ownership of Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent(1)
Vered Caplan c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	5,659,412 Direct (5)	4.9%
Neil Reithinger 14201 N. Hayden Road, Suite A-1 Scottsdale, AZ 85260	325,000Direct (6)	<1%
Prof. Sarah Ferber c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	2,781,905 Direct	2.4%
Guy Yachin c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	439,460 Direct (7)	<1%

David Sidransky c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	212,500 Direct(8)	<1%
Yaron Adler c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	1,500,834 Direct(9)	1.3%
Hugues Bultot Avenue Victor Jacobs 78 1040 Brussels, Belgium	4,986,839(10)	4.4%
Ashish Nanda c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	-	<1%
Scott Carmer c/o Orgenesis MD Inc. 20271 Goldenrod Lane Germantown, MD 20876(12)	1,641,300(11)	1.4%
Directors & Executive Officers as a Group (8 persons)_	17,735,753 Direct	15.5%

Notes:

(1)

Percentage of ownership is based on 114,579,381 shares of our common stock outstanding as of the Record Date. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	To the Company’s knowledge, Messrs. Patrick Goblet and Yves Englert have voting and dispositive power over these securities.

(3)	To the Company’s knowledge, Mr. Jean-Paul Prieels exercises voting and dispositive power with respect to the shares of common stock that are beneficially owned by Theodorus SCA and Theodorus II SA.

(4)

Does not include a total of units comprised of 30,769,231 shares of Common Stock and options to purchase an additional 30,769,231 shares of Common Stock to which the shareholder committed to purchase from the Company periodically over through August 2018, at the per unit purchase price of $0.52. The warrants are exercisable over a three year period from the date of issuance at a per share exercise price of $0.52. Mr. Ashish Nanda has voting and dispositive power over these securities.

(5)	Does not include options for 2,441,124 shares of Common Stock exercisable over the next 20 months.

(6)	Does not include options for 875,000 shares of Common Stock exercisable over the next months20.

(7)	Does not include options for 531,740 shares of Common Stock exercisable over the next 20 months.

(8)	Does not include options for 537,500 shares of Common Stock exercisable over the next 20 months

(9)

Comprised of (i) 307,692 shares of our common stock and (ii) convertible notes warrants and options for an additional 1,193,142 shares of our common stock, that are exercisable either immediately or within the next 60 days but does not include options for 578,878 shares of Common Stock exercisable over the next 20 months .

(10)

Comprised of (i) 4,674,339 shares of our common stock and (ii) options for an additional 312,500 shares of our common stock that are exercisable either immediately or within the next 60 days, but does not include options for 437,500 shares of Common Stock exercisable over the next 20 months

(11)	Mr. Carmer resigned from his position as the CEO of our U.S. subsidiary on November 12, 2016.

EXECUTIVE COMPENSATION

            The following table sets forth information for the fiscal years ended November 30, 2015 and 2016 concerning compensation of the officers identified below (the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($) (2)	Total ($)
Vered Caplan CEO & President	2016 2015	150,077 (3) 154,751 (3)	- -	- -	308,364 -	- -	- -	50,304 52,125	508,745 202,006
Neil Reithinger CFO, Treasurer & Secretary	2016 2015	108,596 (4) 204,354 (4)	- -	- -	- -	- -	- -	- -	108,596 204,354
Sarah Ferber Chief Scientific Officer	2016 2015	112,353 (5) 111,096 (5)	- -	- -	- -	- -	- -	39,808(5) 39,792(5)	152,161 150,888
Hugues Bultot President of MaSTherCell Subsidiary	2016 2015	168,029 (6) 191,002 (6)	- -	- -	- -	- -	- -	- -	168,029 191,002
Scott Carmer, Former CEO of Orgenesis Maryland Inc.	2016 2015	- (7) 250,000 (7)	- -	- -	313,531 -	- -	- -	- -	555,198 250,000

(1)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant- date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 13 (Stock Based Compensation) to our financial statements for the year ended November 30, 2016, which are included in the Annual Report on Form 10-K.

(2)	For 2016, represents the compensation as described under the caption “All Other Compensation” below.

(3)

Due to cash flow considerations, part of the amounts earned have been deferred periodically and, as of November 30, 2016 an aggregate of $72,085 has been deferred by agreement and accrued by the Company. See below under “Employment/Consulting Agreements – Vered Caplan”.

(4)

Due to cash flow considerations, part of the amounts earned have been deferred periodically and, as of November 30, 2016 an aggregate of $140,449 has been deferred and accrued by agreement and accrued the Company See below under “Employment/Consulting Agreements – Neil Reithinger”.

(5)

Under her employment agreement with the Company, Prof. Ferber was entitled to additional salary and social benefits of $152,161 and 142,202 for the years ended November 30, 2016 and 2015, respectively. Due to cash flow considerations, Prof. Ferber has been deferring part of her salary and social benefits due thereon until such time as our cash position permits payment of salary and benefits in full without interfering with our ability to pursue our plan. As of November 30, 2016, such deferred amount totaled an aggregate of $465,000 for the years 2013 until 2016.

(6)

We acquired MaSTherCell on March 3, 2015. Of the 2016 amount earned, $149,317 was paid and $41,685 was deferred by agreement and accrued by the Company. See below under “Employment/Consulting Agreements – Hugues Bultot”.

(7)

Mr. Carmer was appointed CEO of our Subsidiary, Orgenesis Maryland Inc., on August 4, 2014 and resigned from such position on November 18, 2016. His contractual salary was $250,000 annually, of which $595,834 was deferred by agreement and accrued as of November 12, 2016. In connection with Mr. Carmer’s resignation, the Company entered into a Release Agreement pursuant to which Mr. Carmer waived and released the Company from any claims, demands, obligations, liabilities, rights, causes of action and damages, including the amount accrued above (which included his 2016 salary).

All Other Compensation

The following table provides information regarding each component of compensation for 2016 included in the All Other Compensation column in the Summary Compensation Table above. Represents amounts paid in New Israeli Shekels (NIS) and converted at average exchange rates for the year.
Name	Automobile Related Expenses (1)	Israel Related Social Benefits (2)	Total (3)

Vered Caplan	13,231	37,073	50,304

Prof. Sarah Ferber	5,019	34,789	39,808

            1. Represents for Ms. Caplan, a leased automobile.

            2. These are comprised of contribution by the Company to savings, severance, pension, disability and insurance plans generally provided in Israel, including education funds and managerial insurance funds. For Ms. Caplan, this amount represents Israeli severance fund payments ($12,631), managerial insurance funds ($7,579), disability insurance ($3,789), supplemental education fund contribution ($1,178) and social securities ($3,677). For Prof Ferber, this amount represents Israeli severance fund payments ($9,363), managerial insurance funds ($5,618), disability insurance ($2,809), and supplemental education fund contribution ($8,426). and social securities ($8,573). See discussion below under “Employment/Consulting Agreements – Vered Caplan and Sarah Ferber”.

* Represents amounts paid in New Israeli Shekels (NIS) and converted at average exchange rates for the year.

Outstanding Equity Awards at November 30, 2016

            The following table summarizes the outstanding equity awards held by each named executive officer of our company as of November 30, 2016.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expir ation Date
Vered Caplan(1)	6,100,535	534,811	534,811	0.0001	07/10/22 to 04/27/26
Scott Carmer (2)	1,641,300	-	-	0.28	04/27/26
Hugues Bultot (3)
	250,000			0.53	06/15/20
Neil Reithinger	200,000	-	-	0.50	08/01/24
Sarah Ferber	2,781,905	-	-	0.0001	02/02/22

(1)	On April 27, 2016, the Board granted Ms. Caplan fully vested options for 1,104,950 shares at the exercise price of $0.001 per share.

(2)	Mr. Carmer resigned from all positions held at the Company and its affiliates on November 12, 2016.

(3)	Awarded on June 18, 2015 in respect of services provided to the Company as a director.

Option Exercises and Stock Vested in 2016

            There were no option exercises by our named executive officers during 2015.

Employment/Consulting Agreements

            Vered Caplan. On August 14, 2014, our Board of Directors confirmed that Ms. Vered Caplan, who has served as our President and Chief Executive Officer on an interim basis since December 23, 2013, was appointed as our President and Chief Executive Officer. In connection with her appointment as our President and Chief Executive Officer, on August 22, 2014, our wholly-owned Israeli Subsidiary, Orgenesis Ltd., entered into a Personal Employment Agreement with Ms. Caplan (the “Caplan Employment Agreement”). The Caplan Employment Agreement replaces a previous employment agreement with Ms. Caplan dated April 1, 2012 pursuant to which she had served as Vice President. Under the Caplan Employment Agreement, Ms. Caplan was paid an annual salary of the current New Israeli Shekel equivalent of $160,000 during fiscal year 2016, payable monthly. However, in order to reduce operating expenses and conserve cash, since March, 2015, Ms. Caplan has been deferring a part of her salary and social benefits due thereon until such time as our cash position permits payment of salary in full without interfering with our ability to pursue our plan of operations, and, as of November 30, 2016, such deferred amount totaled an aggregate of $127,549. Under the Caplan Employment Agreement, Ms. Caplan is entitled to the following social benefits typically provided to Israeli employees, computed on the basis of her base salary (i) Manager’s Insurance under Israeli law pursuant to which the Company contributes 5% (and Ms. Caplan contributes an additional 5%, from July 2016 5.75% and from January 2017 6% ) in addition, the Company contributes of 2.5 % towards loss of working capacity disability insurance (ii) Severance pay under Israeli law pursuant to which the Company contributes 8 1/3% (iii) Education fund pursuant to which the Company contributes $3,677 a year. In addition, Ms. Caplan is also entitled to paid annual vacation days, annual recreation allowance, sick leave and expenses reimbursement. In addition, we provide Ms. Caplan with a leased company car and a mobile phone. On April 27, 2016, the Board granted fully vested options for 1,104,950 at the exercise price of $0.0001 per share.

            On March 30, 2017, we and Ms. Caplan entered into an employment agreement replacing the Caplan Employment Agreement (the “Amended Caplan Employment Agreement”). Under the Amended Caplan Employment Agreement, which is to take effect April 1, 2017, Ms. Caplan's annual salary continues at $160,000 per annum, subject to adjustment to $250,000 per annum upon the listing of the Company’s securities on an Exchange. Ms. Caplan is also entitled to an annual cash bonus with a target of 25% of base salary, provided that the actual amount of such bonus may be greater or less than the target amount. Ms. Caplan is to be paid a signing bonus of $150,000 upon execution of the Amended Caplan Employment Agreement. Ms. Caplan continues to have the social benefits described above.

            Under the amended employment agreement, Ms. Caplan is entitled to the following social benefits typically provided to Israeli employees, computed on the basis of her base salary (i) Manager's Insurance under Israeli law pursuant to which the Company contributes between 6.5% and 7.5% (and Ms. Caplan contributes an additional 6%) (ii) severance pay under Israeli law pursuant to which the Company contributes 8 1/3% (iii) Education fund pursuant to which the Company continues to contribute $3,677 a year. In addition, Ms. Caplan is also entitled to paid annual vacation days, annual recreation allowance, sick leave and expenses reimbursement. In addition, we provide Ms. Caplan with a leased company car and a mobile phone.

            Subject to the approval by the shareholders of the Equity Incentive Plan (Proposal No. 2) and ratification of the compensation committee, under the Amended Caplan Employment Agreement Ms. Caplan is entitled to options under the Plan for 4,000,000 shares of our Common Stock, exercisable over a two year period from the date of grant and at the per share exercise price equal to the closing price on the date of grant.

            Either we or Ms. Caplan may terminate the employment under the Amended Caplan Employment Agreement upon six months prior written notice. Upon termination by us of Ms. Caplan’s employment without cause (as defined therein) or by Ms. Caplan for any reason whatsoever, in addition to any accrued but unpaid base salary and expense reimbursement, she shall be entitled to receive an amount equal to 12 months of base salary at the highest annualized rate in effect at any time before the employment terminates payable in substantially equal installments. Upon termination of by us Ms. Caplan’s employment without cause (as defined therein) or by Ms. Caplan for any reason following a Change of Control (as defined therein), in addition to any accrued but unpaid base salary and expense reimbursement, she shall be entitled to receive an amount equal to 18 months of one and a half times annual base salary at the highest annualized rate in effect at any time before the employment terminates payable in substantially equal installments.

            The employment agreement also contains restrictive covenants for customary protections of the Company's confidential information and intellectual property.

            Neil Reithinger. Mr. Reithinger was appointed Chief Financial Officer, Treasurer and Secretary on August 1, 2014. Mr. Reithinger’s employment agreement stipulates a monthly salary of salary of $1,500; payment of an annual bonus as determined by the Company in its sole discretion, participation in the Company’s pension plan; grant of stock options as determined by the Company; and reimbursement of expenses. As of November 30, 2016, Mr. Reithinger is owed $3,000 in accrued salary. In addition, on August 1, 2014, the Company entered into a financial consulting agreement with Eventus Consulting, P.C., an Arizona professional corporation, of which Mr. Reithinger is the sole shareholder, (“Eventus”) pursuant to which Eventus has agreed to provide financial consulting and shareholder communication services to the Company. In consideration for Eventus’ services, the Company agreed to pay Eventus according to its standard hourly rate structure. The term of the consulting agreement was for a period of one year from August 1, 2014 and automatically renews for additional one-year periods upon the expiration of the term unless otherwise terminated. Eventus is owned and controlled by Neil Reithinger. As of November 30, 2016, Eventus is owed $140,449 for accrued and unpaid services under the financial consulting agreement.

            Prof. Sarah Ferber. Our wholly-owned Israeli Subsidiary, Orgenesis Ltd., entered into a Personal Employment Agreement with Prof. Ferber February 2, 2012 to serve as Chief Scientific Officer (the “Ferber Employment Agreement”) on a part time basis. Under the Ferber Employment Agreement, Prof. Ferber earned an annual salary of the current New Israeli Shekel equivalent of $232,000 since September, 2013. However, in order to reduce operating expenses and conserve cash, Prof. Ferber has been deferring a part of her salary and social benefits due thereon until such time as our cash position permits payment of salary in full without interfering with our ability to pursue our plan of operations, and, as of November 30, 2016, such deferred amount totaled an aggregate of $465,000. Under the Ferber Employment Agreement, Prof. Ferber is entitled to the following social benefits out of her base salary typically provided to Israeli employees, (i) Manager’s Insurance under Israeli law pursuant to which the Company contributes 2.5% (and Prof. Ferber contributes an additional 3.5% ) and in addition, the Company contributes 1.25 % towards loss of working capacity disability insurance (ii) Pension Plan to which the Company contributes 3.75% (and Prof. Ferber contributes an additional 3.5% ) or (ii) Severance pay under Israeli law pursuant to which the Company contributes 8 1/3% (iii) Education fund pursuant to which the Company contributes 7.5% (with Prof. Farber contributing an additional 2.5%) . In addition, Prof. Ferber is also entitled to paid annual vacation days, annual recreation allowance, sick leave and expenses reimbursement. In addition, we provide Prof. Ferber with a mobile phone.

            The Ferber Employment Agreement does not specify a stated term and either we or Ms. Ferber is entitled to terminate Prof. Ferber’s employment upon four months’ notice other than in the case of a termination for cause. The Ferber Employment contains customary provisions regarding confidentiality of information, non-competition and assignment of inventions.

            Hugues Bultot. The Company acquired MaSTherCell S.A., its Belgian based subsidiary, on March 3, 2015. Mr. Bultot was appointed General Manager of MaSTherCell in September 2014. Compensation to Mr. Bultot is made under an unwritten arrangement in place between MaSTherCell and Mr. Bultot prior to the Company’s acquisition of MaSTherCell.

            Scott Carmer. Mr. Carmer was appointed Chief Executive Officer of our Subsidiary, Orgenesis Maryland Inc., on August 4, 2014. His contractual salary was $250,000 annually, of which $604,167 had been deferred as of November 30, 2016. On November 18, 2016, Mr. Carmer resigned from his position as Chief Executive Officer of the U.S Subsidiary in order to pursue other interests. The Company’s Chief Executive Officer assumed his position. In connection with his resignation the Company entered into a Release Agreement pursuant to which the Company agreed that Mr. Carmer will be able to exercise options to purchase up to 1,641,300 shares of the Company’s common stock previously issued to him through their original exercise period and Mr. Carmer waived, released and forever discharge Company from any claims, demands, obligations, liabilities, rights, causes of action and damages, including the amounts deferred above. In furtherance thereof, on November 18, 2016, Mr. Carmer and the Company entered into a Strategic Advisory Agreement whereas he will continue to serve the Company as a non-employee advisor on its activities in the U.S. and internationally.

Potential Payments upon Change of Control or Termination following a Change of Control

            Our employment agreements with our Named Executive Officers provide incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control. Termination of employment also impacts outstanding stock options.

            Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our Common Stock when the termination event occurs.

            The following table sets forth the compensation that would have been received by each of the Company’s executive officers had they been terminated as of November 30, 2016.

	Salary		Accrued
Name	Continuation(1)	Bonus	Vacation Pay	Total Value
Vered Caplan	-	-	$34,208	$34,208
Prof. Sarah Ferber	-	-	$65,834	$65,834

Director Compensation

            The following table sets forth for each director certain information concerning his compensation for the year ended November 30, 2016.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($) (2)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Vered Caplan	37,626	-	-	-	-	-	37,626
Guy Yachin	31,320	-	-	-	-	-	31,320
Etti Hanochi	4,205	-	-	-	-	-	4,205
Yaron Adler	22,040	-	-	-	-	-	22,040
Dr. David Sidransky	800	-	-	-	-	-	800
Hugues Bultot	800	-	-	-	-	-	800
Marie Bouillez	400	-	-	-	-	-	37,626

(1)	Due to cash flow constraints, none of these amounts were, with the exception of Ms. Hanochi, paid to the directors.

(2)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant- date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 13 (Stock Based Compensation) to our financial statements for the year ended November 30, 2016, which are included in the Annual Report on Form 10-K.

            All directors receive reimbursement for reasonable out of pocket expenses in attending Board of Directors meetings and for promoting our business.

            On February 2, 2012, we entered into a compensation agreement with Ms. Vered Caplan (the “Caplan Compensation Agreement”). Pursuant to the Caplan Compensation Agreement, Ms. Caplan agreed to serve as a director of our company for a gross salary of NIS (Israeli Shekel) 10,000 per month, which is approximately $2,689.

            On April 2, 2012, we entered into an agreement with Guy Yachin to serve as a member of our Board of Directors for a consideration of $2,500 per month and an additional payment for every board meeting at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

            On April 6, 2012, we entered into an agreement with Etti Hanochi to serve as a member of our Board of Directors for consideration of $300 for the first hour of attendance at Board of Directors’ meetings, and $200 per each additional hour. Ms. Hanochi resigned from our Board on March 23, 2017.

            On April 17, 2012, we entered into an agreement with Yaron Adler to serve as a member of our Board of Directors for a consideration for every board meeting on an hourly basis. In addition, we will pay for his attendance at Board of Directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

            On July 17, 2013 we entered into an agreement with Dr. David Sidransky to serve as a member of our Board of Directors. In consideration for Dr. Sidransky’s services, we will pay for his attendance at Board of Directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

            On June 18, 2015, we entered into an agreement with Hugues Bultot to serve as a member of our Board of Directors. In consideration for Mr. Bultot’s services, we will pay for his attendance at Board of Directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour.

            On June 18, 2015, we entered into an agreement with Chris Buyse to serve as a member of our Board of Directors. In consideration for Mr. Buyse’s services, we will pay for his attendance at Board of Directors’ meetings at the rate of $300 for the first hour of attendance and $200 for each additional hour or portion of an hour. Mr. Buyse resigned from our Board on May 10, 2016.

            On May 10, 2016, Ms. Marie Bouillez was appointed to the Board, a position she held through December 5, 2016 whereupon she resigned from the Board.

Newly Adopted Compensation Policy for Non-Employee Directors.

            On March 5, 2017, the Board adopted a compensation policy for non-employee directors which is intended to replace the non-employee director compensation terms discussed above. By its terms the policy becomes effective when (and if) the Company uplists its securities to a National Exchange in the United States. Under the newly adopted policy, each director is to receive an annual cash compensation of $30,000 and the Chairman and Vice Chairman is paid an additional $15,000 per annum. Each committee member will be paid an additional $7,500 per annum and each committee chairman is to receive $15,000 per annum. Cash compensation will be made on a quarterly basis.

            All newly appointed directors also receive options to purchase up to 75,000 shares of the Company’s common stock. All directors are entitled on an annual bonus of options for 150,000 shares and each committee member is an entitled to a further option to purchase up to 15,000 shares of Common Stock and each committee chairperson to options for an additional 25,000 shares of Common Stock. In all cases, the options are granted at a per share exercise price equal to the closing price of the Company’s publicly traded stock on the date of grant and the vesting schedule is determined by the compensation committee at the time of grant.

            Once the new policy becomes effective, such policy will replace the compensation currently paid to the directors and non –employee directors will no longer receive any payment on respect of service on the board.

REPORT OF THE AUDIT COMMITTEE

            The audit committee met (via conference call) and held discussions with management and Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited. The audit committee reviewed and discussed the audited financial statements for the fiscal year ended November 30, 2016 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.

            The Company’s independent registered public accounting firm also provided to the audit committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.” The audit committee also discussed with the independent registered public accounting firm their independence from the Company.

            Based on the audit committee’s review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended November 30, 2016 be included in the Company’s Annual Report on Form 10-K for 2016 filed with the SEC.

Dated: February 27, 2017

SUBMITTED BY THE AUDIT COMMITTEE:

Guy Yachin
Etti Hanochi
Vered Caplan

            The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

INFORMATION RELATING TO AUDITORS

            The Board has appointed Kessselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“PwC”) as our independent registered public accounting firm (the “Independent Auditor”) for the fiscal year ending November 30, 2017.

            Representatives of PwC are not expected to be present at our annual meeting and will not be available to respond to appropriate questions. If they are present, they will have the opportunity to make a statement if they desire to do so.

            The following table sets forth the fees billed to the Company for professional services rendered by PwC” for the years ended November 30, 2016 and 2015:

Services	2016	2015
Audit fees	$160,964	$161,100
Audit related fees	31,193	35,000
Tax fees	9,250	5,000
Total fees	$201,407	$201,100

Audit Fees

            The audit fees were paid for the audit services of our annual and quarterly reports and issuing consents for our registration statements.

Tax Fees

            The tax fees were paid for reviewing various tax related matters.

Pre-Approval Policies and Procedures

            Our Audit Committee preapproves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Board of Directors before the respective services were rendered. Our Board of Directors has considered the nature and amount of fees billed by PwC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

SHAREHOLDER PROPOSALS

            Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2018 annual meeting of stockholders in accordance with Rule 14a-8 must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company’s proxy statement for that meeting, no later than October 31, 2017 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

            Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals.

            In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the board or to propose any business at our 2018 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 150th day (September 30, 2017) nor later than the close of business on the 120th day (October 31, 2017) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2018 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2017 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2018annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

SOLICITATION OF PROXIES

            The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company does not intend to engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

            It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

            The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be house holding materials to your address, house holding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in house holding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD 208176, or by calling us at (480) 659-6404.

By Order of the Board

/s/ Vered Caplan
Vered Caplan
Chief Executive Officer

ORGENESIS INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – MAY 11, 2017 AT 10 AM ET

CONTROL ID:

REQUEST ID:

The undersigned stockholder of **ORGENESIS INC.** hereby appoints Vered Caplan and Neil Reithinger, and each of them, proxies with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on March 20, 2017, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders ("Meeting") to be held Thursday, May 11, 2017, at the offices of Pearl Cohen Zedek Latzer Baratz. LLP, 1500 Broadway, 12th Floor, New York, NY, 10036 commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTE BY INTERNET - www.shareholdervote.info
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 469-633-0101 Fax 469-633-0088
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing ,STC 2901 North Dallas Parkway Suite 380 Plano, Texas 75093.

ORGENESIS INC.
20271 Goldenrod Lane
Germantown, Maryland 20876

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 11, 2017

THE BOARD OF DIRECTORS RECOMMENDS YOU
VOTE FOR THE FOLLOWING:

1.	Election of Directors
Nominees:

01-VERED CAPLAN	04- YARON ADLER
02- GUY YACHIN	05- HUGUES BULTOT
03- DAVID SIDRANSKY	06- ASHISH NANDA

FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote for an individual nominee(s), mark “FOR ALL EXCEPT” and write the numbers(s) of the nominee(s) on the line below.

________________________________________

2.	Approval of the Orgenesis Inc. 2017 Equity Incentive Plan.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Advisory vote on executive compensation.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

	The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 Year	2 Years	3 Years	ABSTAIN

4.	Advisory vote on the frequency of the advisory vote on executive compensation.	[ ]	[ ]	[ ]	[ ]

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date ______________________________

_______________________________________________
Signature

_______________________________________________
Signature (Joint Owners)

EXHIBIT A

ORGENESIS, INC.
2017 EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Orgenesis, Inc. 2017 Equity Incentive Plan, have the following meanings:

Administrator means the committee to which the Board of Directors has delegated the authority to grant equity under the Plan.

Affiliate means a corporation which, is a parent or subsidiary of the Company, direct or indirect, in an unbroken chain of corporations if, each of the corporations (except for the ultimate parent corporation) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Applicable Law means the requirements relating to (a) the adoption and administration of equity plans under Nevada law, (b) the offer and issuance of equity under United States federal securities laws and regulations and any applicable securities laws of any other jurisdiction, (c) the Code, (d) any stock exchange or quotation system on which the Common Stock is then listed or traded, and (e) any other the applicable laws or regulations.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

Common Stock means common stock, par value $0.0001 per share.

Company means Orgenesis, Inc., a company formed under the laws of State of Nevada.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's or its Affiliates' securities.

Disability or Disabled means a permanent and total disability in which an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Director means a member of the Board of Directors.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or Director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended. Fair Market Value of a Share of Common Stock means:

(1)        If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over- the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with Applicable Laws.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, Director, or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

Plan means this Orgenesis, Inc. 2017 Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.        PURPOSES OF THE PLAN.

            The Plan is intended to encourage ownership of Shares by Employees, Directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.        SHARES SUBJECT TO THE PLAN.

            The number of Shares as to which Stock Rights (including ISOs) may be issued from time to time pursuant to this Plan shall be the sum of: (i) 21,000,000 shares of Common Stock, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 22 of this Plan.

            If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

            Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.        ADMINISTRATION OF THE PLAN.

Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, Directors and Consultants shall be granted Stock Rights;

c.

Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided however that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.

Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant's consent or in the event of death of the Participant the Participant's Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(B)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

f.        Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

g.       provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors. In addition, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Administrator.

            To the extent permitted under Applicable Law, the Board of Directors or the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Administrator may revoke any such allocation or delegation at any time.

5.        ELIGIBILITY FOR PARTICIPATION.

            The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, Director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, Director or Consultant of the Company or of an Affiliate. The actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, Director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, Directors or Consultants.

6.        TERMS AND CONDITIONS OF OPTIONS.

            Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

            A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)        Exercise Price: Each Option Agreement shall state the exercise price per share of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the greater of the par value or the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)        Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)        Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)        Additional Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

a. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and
b. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

v. Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (i) and (v) thereunder.

ii.	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

a.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

b.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

iii.	Term of Option: For Participants who own:

a.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

b.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iii.

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.        TERMS AND CONDITIONS OF STOCK GRANTS.

            Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by Applicable Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and
(c)

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant and the purchase price therefor, if any, including the time period or performance conditions or the attainment of stated goals or events upon which such rights shall accrue.

8.        TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

            The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company to terminate the Stock-Based Award without the issuance of Shares, including time- based or performance-based vesting conditions or the attainment of stated goals or events upon which Shares shall be issued.

            To the extent a Stock-Based Award is subject to Section 409A of the Code, such Stock- Based Award shall be paid as provided in the Agreement on the earliest to occur of:

•	death,
•	disability within the meaning of Section 409A of the Code,
•

separation from service with the Company and all of its Affiliates or, in the case of a Specified Employee (which for these purposes is a key employee of the Company or an Affiliate as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), 6 months after a separation from service with the Company and all of its Affiliates,

•	a "change in control event" within the meaning of Section 409A of the Code, or
•	a fixed date as specified by the Administrator in the applicable Agreement.

            Payment of a Stock-Based Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

            The Company intends that the Plan and any Stock-Based Awards granted hereunder to a United States taxpayer be exempt from the application of Section 409A of the Code, or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, and be operated in accordance with Section 409A of the Code, so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to affect the intent as described in this Paragraph 8.

            9.        EXERCISE OF OPTIONS AND ISSUE OF SHARES.

            An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or such other currencies as may be determined by the Administrator; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

            Upon confirmation of the exercise of the Option by the Company, the Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

            10.      PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

            Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or such other currencies as may be determined by the Administrator; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

            The Company shall when required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

            11.      RIGHTS AS A SHAREHOLDER.

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            No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or full purchase price, if any, for the Shares being purchased and registration of the Shares in the Company's share register in the name of the Participant.

            12.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

            By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant's lifetime, a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

            13.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

            Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an Employee, Director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.

A Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

b.

Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

c.

The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, Director status or consultancy; provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, Director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

d.

Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of Director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

e.

A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, Director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

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f.

Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates and the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate; provided, however, if a Participant's employment by either the Company or an Affiliate shall cease (other than to become an employee of an Affiliate or the Company) or the entity that employees the Participant is no longer deemed an Affiliate, such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the Participant's Option Agreement.

            14.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

            Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an Employee, Director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
b. Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

            15.      EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

            Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant's termination of service due to Disability. A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant's termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, Director or Consultant or, if earlier, within the originally prescribed term of the Option.

            The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

            16.      EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT. Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an Employee, Director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death. If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, Director or Consultant or, if earlier, within the originally prescribed term of the Option.

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            17.      EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK- BASED AWARDS.

            In the event of a termination of service (whether as an Employee, Director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

            For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, Director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

            In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, Director status or consultancy so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate.

            18.      EFFECT ON STOCK GRANTS AND STOCK BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE.

            Except as otherwise provided in a Participant's Agreement, in the event of a termination of service for any reason (whether as an Employee, Director or Consultant), other than for Cause for which event there are special rules in Paragraph 19 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company's forfeiture or repurchase rights have not lapsed.

            With respect to a termination for a Disability, the Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

            19.      EFFECT ON STOCK GRANTS OR STOCK BASED-AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

            Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an Employee, Director or Consultant) with the Company or an Affiliate is terminated for Cause:

a. All Shares subject to any Stock Grant or Stock Based-Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
b. Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock Based- Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company

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20.      PURCHASE FOR INVESTMENT.

            Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

a. The person(s) who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise or such grant:

"The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

b.

At the discretion of the Administrator, the Company shall have received an opinion of its U.S. counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

            The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any Applicable Law.

20.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

            Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

22.      ADJUSTMENTS.

            Upon the occurrence of any of the following events, a Participant's rights with respect to any outstanding Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

            A.        Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non- cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

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            B.        Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation or other internal reorganization of the Company (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

            With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

            In taking any of the actions permitted under this Paragraph 22B, the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

            C.        Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

            D.        Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 22, including, but not limited to the effect of any Corporate Transaction, and, subject to Paragraph 4, its determination shall be conclusive.

            E.        Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a "modification" of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(iv).

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23.      ISSUANCES OF SECURITIES.

            Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

24.      FRACTIONAL SHARES.

            No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

25.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

            The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

26.      WITHHOLDING.

            In the event that any U.S. federal, other country, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by Applicable Law to be withheld from the Participant's salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by Applicable Law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

27.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

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            Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

28.      TERMINATION OF THE PLAN.

            The Plan will terminate on February __, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

29.      AMENDMENT OF THE PLAN AND AGREEMENTS.

            The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code or any other tax regulation of any applicable jurisdiction, and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers or other exchange. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 22 of the Plan, the exercise price of an Option may not be reduced without stockholder approval.

            Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

30.      EMPLOYMENT OR OTHER RELATIONSHIP.

            Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or Director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or Director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

31.      GOVERNING LAW.

            This Plan shall be construed and enforced in accordance with the laws of Nevada.

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EXHIBIT B

ORGENESIS, INC.

CORPORATE CODE OF CONDUCT AND ETHICS

FOREWORD
            This Corporate Code of Conduct and Ethics, referred to as the "Code," is intended to provide our associates, as defined below, with a clear understanding of the principles of business conduct and ethics that are expected of them. The standards set forth in the Code apply to us all. Every associate of the company must acknowledge his or her review of an agreement to comply with the Code as a condition of his or her relationship with the company. The term "associate" means every full and part-time employee of the company and its subsidiaries, all members of the company's senior management, including the company's Chief Executive Officer and Chief Financial Officer, and every member of the company's Board of Directors, even if such member is not employed by the company.

            Many of the standards outlined on the following pages will be familiar, for they reflect the fundamental values of fairness and integrity that are a part of our daily lives. Applying these standards to our business lives is an extension of the values by which we are known as individuals and by which we want to be known as a company. To that end, the company has made the Code publicly available on its website.

            It is our responsibility to conduct ourselves in an ethical business manner and also to ensure that others do the same. If any one of us violates these standards, he or she can expect a disciplinary response, up to and including termination of any employment or other relationship with the company, and possibly other legal action. If any breach of the Code is known to you, you are obligated to report violations to the Corporate Compliance Officer, to any member of the Compliance Committee, or to the third party reporting service that the company has retained to receive such reports, as described in more detail below. Through establishing a confidential and anonymous option to accept and process such reports, we ensure that the good faith efforts of all of us to comply with the Code are not undermined.

            The ultimate responsibility for maintaining our Code rests with each of us. As individuals of personal integrity, we can do no less than to behave in a way that will continue to bring credit to ourselves and our company.

            While it is impossible for this Code to describe every situation that may arise, the standards explained in this Code are guidelines that should govern our conduct at all times. If you are confronted with situations not covered by this Code, or have questions regarding the matters that are addressed in the Code, you are urged to consult with the Corporate Compliance Officer, a member of the Compliance Committee, or another member of management.

            The provisions of the Code regarding the actions the company will take are guidelines which the company intends to follow. There may be circumstances, however, that in the company's judgment require different measures or actions and in such cases it may act.

            This document is not an employment contract between the company and any of its associates.

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1. IMPLEMENTATION OF THE CODE

            The following questions and answers address the company's implementation of the Code. The company has attempted to design procedures that ensure maximum confidentiality, anonymity, and, most importantly, freedom from the fear of retaliation for complying with and reporting violations under the Code.

            In addition, each associate shall sign the Associates Agreement to Comply in substantially the form attached hereto as Appendix A annually, or at such other interval as may be determined by the Audit Committee of the Board of Directors or the Board of Directors from time to time.

Q: Who is responsible for administering, updating and enforcing the Code?

A: The company's Board of Directors has appointed a Corporate Compliance Officer and a Compliance Committee that includes the Corporate Compliance Officer and at least one additional member to administer, update and enforce the Code. Ultimately, the Board of Directors of the company must ensure that the Corporate Compliance Officer and the Compliance Committee fulfill their responsibilities.

            The Corporate Compliance Officer has overall responsibility for overseeing the implementation of the Code. Specific responsibilities of the position are to:

  Develop the Code based on legal requirements, regulations and ethical considerations that are raised in the company's operations;
  Ensure that the Code is distributed to all associates and that all associates acknowledge the principles of the Code;
  Work with the company's Audit Committee to provide a reporting mechanism so that associates have a confidential and anonymous method of reporting not only suspected violations of the Code but concerns regarding federal securities or antifraud laws, accounting issues, or any federal law relating to fraud against stockholders;
  Implement a training program around the Code;
  Audit and assess compliance success with the Code;
  Serve as a point person for reporting violations and asking questions under the Code; and
  Revise and update the Code as necessary to respond to detected violations and changes in the law.

            The Compliance Committee is comprised of the Corporate Compliance Officer, and one other Associate. The primary responsibilities of the Compliance Committee are to:

  Assist the Corporate Compliance Officer in developing and updating the Code;
  Develop internal procedures to monitor and audit compliance with the Code;
  Serve as point persons for reporting violations and asking questions under the Code;
  Set up a mechanism for anonymous reporting of suspected violations of the Code by associates and refer, when appropriate, such reports to the Audit Committee;
  Conduct internal investigations, with the assistance of counsel, of suspected compliance violations;
  Evaluate disciplinary action for associates who violate the Code;
  In the case of more severe violations of the Code, make recommendations regarding disciplinary action to the Board of Directors or a committee thereof; and
  Evaluate the effectiveness of the Code and improve the Code.

            The Compliance Committee will provide a summary of all matters considered under the Code to the Board of Directors or a committee thereof at each regular meeting thereof, or sooner if warranted by the severity of the matter. All proceedings and the identity of the person reporting will be kept confidential to the extent required by applicable law.

Q: How can I contact the Corporate Compliance Officer and the Compliance Committee?

A: The names of the Corporate Compliance Officer and each member of the Compliance Committee are listed below. Any one of these individuals can assist you in answering questions or reporting violations or suspected violations under the Code.

__________________
Corporate Compliance Officer

The members of the Compliance Committee may change from time to time. You are encouraged to consult the copy of the Code that is included on the company's website to obtain the most current membership of the Compliance Committee.

            Associates are encouraged to exhaust all internal alternatives and await the results of all internal investigations prior to making any form of external communication. We have instituted the procedures described in this Code, including procedures to make anonymous submissions, to facilitate the use of internal investigations.

            Individuals are encouraged, but not required, to leave a name or at least a contact number when submitting a report. Such information will facilitate a more thorough investigation. The Corporate Compliance Officer will strive to maintain the integrity and confidentiality of all compliance-related communications. However, in certain circumstances, the identity of the person raising the issue may become known or need to be revealed, particularly if federal or state enforcement authorities become involved in the investigation. The company cannot guarantee confidentiality when material evidence of a violation of the law is disclosed or if the person is identified during the normal course of an investigation.

Q: How can I report any concerns that I have in a confidential and anonymous manner?

A: The company, as authorized and directed by the Audit Committee, has retained a third party reporting service that each associate may contact to report any suspected violations of the Code, federal securities or antifraud laws, accounting issues, or any federal law relating to fraud against stockholders. Associates may also report to this service any other concerns an associate may have with respect to the company's business or operations. Associates may make such reports on a completely anonymous and confidential basis. The third party service, will, in turn, provide reports directly to the Audit Committee regarding the confidential reports it receives. The third party service provider (the "Hotline") may be reached 24 hours a day, 7 days a week by sending an email to:
corpcompliance@orgenesis.com.

11.GENERAL REQUIREMENTS

            Each associate of the company is expected to be honest, fair, and accountable in all business dealings and obligations, and to ensure:

  the ethical handling of conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in the reports required to be filed by the company with the Securities and Exchange Commission and in other public communications made by the company; and

  compliance with applicable governmental laws, rules and regulations.

hi. CONFLICTS OF INTEREST

            Associates should avoid any situation that may involve, or even appear to involve, a conflict between their personal interests and the interests of the company. In dealings with current or potential customers, suppliers, contractors, and competitors, each associate should act in the best interests of the company to the exclusion of personal advantage. For purposes of this section, a "significant" amount or interest shall be deemed to be any amount in excess of $25,000. Associates are prohibited from any of the following activities which could represent an actual or perceived conflict of interest:

  No associate or immediate family member of an associate shall have a significant financial interest in, or obligation to, any outside enterprise which does or seeks to do business with the company or which is an actual or potential competitor of the company, without prior approval of the Compliance Committee, or in the case of executive officers or members of the Board of Directors, the full Board of Directors or a committee thereof; provided however, that this provision shall not prevent any associate from investing in any mutual fund or owning up to 1% of the outstanding stock of any publicly traded company.

  No associate shall conduct a significant amount of business on the company's behalf with an outside enterprise which does or seeks to do business with the company if an immediate family member of the associate is a principal or officer of such enterprise, or an employee of such enterprise who will play a significant role in the business done or to be done between the company and such enterprise, without prior approval of the Compliance Committee, or in the case of executive officers or members of the Board of Directors, the full Board of Directors or a committee thereof.

  No executive officer or employee, or an immediate family member of an executive officer or an employee, shall serve as a director, officer or in any other management or consulting capacity of any actual competitor of the company.

  No director, or an immediate family member of a director, shall serve as a director, officer or in any other management or consulting capacity of any actual competitor of the company, without the prior approval of the full Board of Directors or a committee thereof.

  No associate shall use any company property or information or his or her position at the company for his or her personal gain.

  No associate shall engage in activities that are directly competitive with those in which the company is engaged.

  No associate shall divert a business opportunity from the company to such individual's own benefit. If an associate becomes aware of an opportunity to acquire or profit from a business opportunity or investment in which the company is or may become involved or in which the company may have an existing interest, the associate should disclose the relevant facts to the Corporate Compliance Officer or a member of the Compliance Committee. The associate may proceed to take advantage of such opportunity only if the company is unwilling or unable to take advantage of such opportunity as notified in writing by the Compliance Committee.

  No associate or immediate family member of an associate shall receive any loan or advance from the company, or be the beneficiary of a guarantee by the company of a loan or advance from a third party, except for customary advances or corporate credit in the ordinary course of business or approved by the Compliance Committee. Please see Section IV.E. below, "Corporate Advances", for more information on permitted corporate advances.

            As used herein, an "immediate family member" in respect of any person means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, or sister-in-law of such person, and any person (other than a tenant or employee) sharing the household of such person.

            In addition, the Audit Committee of the Board of Directors will review and approve, in advance, all related-party transactions, as required by the Securities and Exchange Commission, The Nasdaq Stock Market, LLC or any other regulatory body to which the company is subject.

            Each associate should make prompt and full disclosure in writing to the Corporate Compliance Officer or a member of the Compliance Committee of any situation that may involve a conflict of interest. Failure to disclose any actual or perceived conflict of interest is a violation of the Code.

IV. PROTECTION AND PROPER USE OF COMPANY ASSETS

            Proper protection and use of company assets and assets entrusted to it by others, including proprietary information, is a fundamental responsibility of each associate of the company. Associates must comply with security programs to safeguard such assets against unauthorized use or removal, as well as against loss by criminal act or breach of trust. The provisions hereof relating to protection of the company's property also apply to property of others entrusted to it (including proprietary and confidential information).

            A. Proper Use of Company Property

            The removal from the company's facilities of the company's property is prohibited, unless authorized by the company. This applies to furnishings, equipment, and supplies, as well as property created or obtained by the company for its exclusive use - such as client lists, files, personnel information, reference materials and reports, computer software, data processing programs and data bases. Neither originals nor copies of these materials may be removed from the company's premises or used for purposes other than the company's business without prior written authorization from the Compliance Committee.

            The company's products and services are its property; contributions made by any associate to their development and implementation are the company's property and remain the company's property even if the individual's employment or directorship terminates.

            Each associate has an obligation to use the time for which he or she receives compensation from the company productively. Work hours should be devoted to activities directly related to the company's business.

            B. Confidential Information

            The company provides its associates with confidential information relating to the company and its business with the understanding that such information is to be held in confidence and not communicated to anyone who is not authorized to see it, except as may be required by law. The types of information that each associate must safeguard include (but are not limited to) the company's plans and business strategy, unannounced products and/or contracts, sales data, significant projects, customer and supplier lists, patents, patent applications, trade secrets, manufacturing techniques and sensitive financial information, whether in electronic or conventional format. These are costly, valuable resources developed for the exclusive benefit of the company. No associate shall disclose the company's confidential information to an unauthorized third party or use the company's confidential information for his or her own personal benefit.

            C. Accurate Records and Reporting

            Under law, the company is required to keep books, records and accounts that accurately and fairly reflect all transactions, dispositions of assets and other events that are the subject of specific regulatory record keeping requirements, including generally accepted accounting principles and other applicable rules, regulations and criteria for preparing financial statements and for preparing periodic reports filed with the Securities and Exchange Commission. All company reports, accounting records, sales reports, expense accounts, invoices, purchase orders, and other documents must accurately and clearly represent the relevant facts and the true nature of transactions. Reports and other documents should state all material facts of a transaction and not omit any information that would be relevant in interpreting such report or document. Under no circumstance may there be any unrecorded liability or fund of the company, regardless of the purposes for which the liability or fund may have been intended, or any improper or inaccurate entry knowingly made on the books or records of the company. No payment on behalf of the company may be approved or made with the intention, understanding or awareness that any part of the payment is to be used for any purpose other than that described by the documentation supporting the payment. In addition, intentional accounting misclassifications (e.g., expense versus capital) and improper acceleration or deferral of expenses or revenues are unacceptable reporting practices that are expressly prohibited.

            The company has developed and maintains a system of internal controls to provide reasonable assurance that transactions are executed in accordance with management's authorization, are properly recorded and posted, and are in compliance with regulatory requirements. The system of internal controls within the company includes written policies and procedures, budgetary controls, supervisory review and monitoring, and various other checks and balances, and safeguards such as password protection to access certain computer systems.

            The company has also developed and maintains a set of disclosure controls and procedures to ensure that all of the information required to be disclosed by the company in the reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission's rules and forms.

            Associates are expected to be familiar with, and to adhere strictly to, these internal controls and disclosure controls and procedures.

            Responsibility for compliance with these internal controls and disclosure controls and procedures rests not solely with the company's accounting personnel, but with all associates involved in approving transactions, supplying documentation for transactions, and recording, processing, summarizing and reporting of transactions and other information required by periodic reports filed with the Securities and Exchange Commission. Because the integrity of the company's external reports to stockholders and the Securities and Exchange Commission depends on the integrity of the company's internal reports and record-keeping, all associates must adhere to the highest standards of care with respect to our internal records and reporting. The company is committed to full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by it with the Securities and Exchange Commission, and it expects each associate to work diligently towards that goal.

            Any associate who believes the company's books and records are not in accord with these requirements should immediately report the matter to the Hotline, the Corporate Compliance Officer or a member of the Compliance Committee. The company has adopted explicit non- retaliation policies with respect to these matters, as described in Section VIII below.

            D. Document Retention

            Numerous federal and state statutes require the proper retention of many categories of records and documents that are commonly maintained by companies. In consideration of those legal requirements and the company's business needs, all associates must maintain records in accordance with these laws.

            Any record, in paper or electronic format, relevant to a threatened, anticipated or actual internal or external inquiry, investigation, matter or lawsuit may not be discarded, concealed, falsified, altered, or otherwise made unavailable, once an associate has become aware of the existence of such threatened, anticipated or actual internal or external inquiry, investigation, matter or lawsuit.

            When in doubt regarding retention of any record, an associate must not discard or alter the record in question and should seek guidance from the Corporate Compliance Officer or a member of the Compliance Committee. Associates should also direct all questions regarding document retention and related procedures to the Corporate Compliance Officer or a member of the Compliance Committee. In addition, from time to time, the company may adopt additional specific written policies and procedures with respect to document retention or amend existing policies and procedures. All associates will be notified if such policies and procedures are adopted or if existing policies and procedures are amended.

            E. Corporate Advances

            Under law, the company may not loan money to associates except in limited circumstances. It shall be a violation of the Code for any associate to advance company funds to any other associate or to himself or herself except for usual and customary business advances for legitimate corporate purposes which are approved by a supervisor or pursuant to a corporate credit card for usual and customary, legitimate business purposes. It is the company's policy that any advance to an associate over $1,000 be approved in advance by the Compliance Committee.

            Company credit cards are to be used only for authorized, legitimate business purposes. An associate will be responsible for any unauthorized charges to a company credit card.

            v. FAIR DEALING WITH CUSTOMERS, SUPPLIERS, COMPETITORS, AND ASSOCIATES

            The company does not seek to gain any advantage through the improper use of favors or other inducements. Good judgment and moderation must be exercised to avoid misinterpretation and adverse effect on the reputation of the company or its associates. Offering, giving, soliciting or receiving any form of bribe to or from an employee of a customer or supplier to influence that employee's conduct is strictly prohibited.

            A. Giving Gifts

            Cash or cash-equivalent gifts must not be given by an associate to any person or enterprise. Gifts, favors and entertainment may be given to non-governmental employees if what is given:

  is consistent with customary business practice;
  is not excessive in value and cannot be construed as a bribe or pay-off;
  is not in violation of applicable law or ethical standards; and
  will not embarrass the company or the associate if publicly disclosed.

            See also subsection E below for considerations relating to gifts to foreign officials and Section VI. B below for considerations relating to gifts to government employees.

            B. Receiving Gifts

            Gifts, favors, entertainment or other inducements may not be accepted by associates or members of their immediate families from any person or organization that does or seeks to do business with, or is a competitor of, the company, except as common courtesies usually associated with customary business practices. If the gift is of more than token value, the Compliance Committee must approve its acceptance.

            An especially strict standard applies when suppliers are involved. If a gift unduly influences or makes an associate feel obligated to "pay back" the other party with business, receipt of the gift is unacceptable.

            It is never acceptable to accept a gift in cash or cash equivalent. Even cash gifts of token value must be declined and returned to the sender.

            C. Unfair Competition

            Although the free enterprise system is based upon competition, rules have been imposed stating what can and what cannot be done in a competitive environment. The following practices can lead to liability for "unfair competition" and should be avoided. They are violations of the Code.

            Disparagement of Competitors. It is not illegal to point out weaknesses in a competitor's service, product or operation; however, associates may not spread false rumors about competitors or make misrepresentations about their businesses. For example, an associate may not pass on anecdotal or unverified stories about a competitor's products or services as the absolute truth (e.g., the statement that "our competitors' diagnostic testing procedures have poor quality control").

            Disrupting a Competitor's Business. This includes bribing a competitor's employees, posing as prospective customers or using deceptive practices such as enticing away employees in order to obtain secrets or destroy a competitor's organization. For example, it is not a valid form of "market research" to visit a competitor's place of business posing as a customer.

            Misrepresentations of Price and Product. Lies or misrepresentations about the nature, quality or character of the company's services and products are both illegal and contrary to company policy. An associate may only describe our services and products based on their documented specifications, not based on anecdote or his or her belief that our specifications are too conservative.

            D. Antitrust Concerns

            Federal and state antitrust laws are intended to preserve the free enterprise system by ensuring that competition is the primary regulator of the economy. Every corporate decision that involves customers, competitors, and business planning with respect to output, sales and pricing raises antitrust issues. Compliance with the antitrust laws is in the public interest, in the interest of the business community at large, and in our company's interest.

            Failing to recognize antitrust risk is costly. Antitrust litigation can be very expensive and time-consuming. Moreover, violations of the antitrust laws can, among other things, subject you and the company to the imposition of injunctions, treble damages, and heavy fines. Criminal penalties may also be imposed, and individual employees can receive heavy fines or even be imprisoned. For this reason, antitrust compliance should be taken seriously at all levels within the company.

            A primary focus of antitrust laws is on dealings between competitors. In all interactions with actual or potential competitors all associates must follow these rules:

  Never agree with a competitor or a group of competitors to charge the same prices or to use the same pricing methods, to allocate services, customers, private or governmental payor contracts or territories among yourselves, to boycott or refuse to do business with a provider, vendor, payor or any other third party, or to refrain from the sale or marketing of, or limit the supply of, particular products or services.

  Never discuss past, present, or future prices, pricing policies, bundling, discounts or allowances, royalties, terms or conditions of sale, costs, choice of customers, territorial markets, production quotas, allocation of customers or territories, or bidding on a job with a competitor.

  Be careful of your conduct. An "agreement" that violates the antitrust laws may be not only a written or oral agreement, but also a "gentlemen's agreement" or a tacit understanding. Such an "agreement" need not be in writing. It can be inferred from conduct, discussions or communications of any sort with a representative of a competitor.

  Make every output- and sales-related decision (pricing, volume, etc.) independently, in light of costs and market conditions and competitive prices.

  Carefully monitor trade association activity. These forums frequently create an opportunity for competitors to engage in antitrust violations.

            Another focus of antitrust law is how a company deals with customers, suppliers, contractors and other third parties. The following practices could raise issues, and associates should always consult with the Corporate Compliance Officer or the Compliance Committee before doing any of the following: • Refuse to sell to any customers or prospective customer; • Enter into any new distribution or supply agreement which differs in any respect from those previously approved; • Condition a sale on the customer's purchasing another product or service, or on not purchasing the product of a competitor; • Agree with a customer on a minimum or maximum resale price of our products; or

            •        Impose restrictions on the geographic area to which our customers may resell our products.

            If our company has a dominant or potentially dominant position with respect to a particular product or market, especially rigorous standards of conduct must be followed. In these circumstances, all associates should:

  Consult with the Corporate Compliance Officer or the Compliance Committee before selling at unreasonably low prices or engaging in any bundling practices; and

  Keep the Corporate Compliance Officer or the Compliance Committee fully informed of competitive strategies and conditions in any areas where the company may have a significant market position.

            Finally, always immediately inform the Corporate Compliance Officer or the Compliance Committee if local, state or federal law enforcement officials request information from the company concerning its operations.

            E. Unfair Practices in International Business

            Under the Foreign Corrupt Practices Act ("FCPA"), associates of the company are prohibited from making certain gifts to foreign officials. "Foreign officials" include not only persons acting in an official capacity on behalf of a foreign government, agency, department or instrumentality, but also representatives of international organizations, foreign political parties and candidates for foreign public office. The gift is "corrupt" under the FCPA if it is made for the purpose of:

  influencing any act or decision of a foreign official in his official capacity;

  inducing a foreign official to do or omit to do any act in violation of his lawful duty; inducing a foreign official to use his position to affect any decision of the government; or

  inducing a foreign official to secure any "improper advantage."

            A gift is still "corrupt" even when paid through an intermediary. Any associate who has any questions whatsoever as to whether a particular gift might be "corrupt" under the FCPA, please contact the Corporate Compliance Officer or any member of the Compliance Committee.

VI. GOVERNMENT RELATIONS

            Associates must adhere to the highest standards of ethical conduct in all relationships with government employees and must not improperly attempt to influence the actions of any public official.

            A. Government Procurement and Funding

            The U.S. government, governments of other countries and many state, regional and local governments have adopted comprehensive laws and regulations governing the purchase of products from private contractors or the provision of funds to the private sector for research and development. These laws and regulations are intended to assure that governmental entities receive pricing, terms, and/or conditions equivalent to those granted to the company's most favored commercial counterparties and that there is full and open competition in contracting.

            When selling products or services to, or seeking funding from, government agencies, the company is accountable for complying with all applicable laws, regulations, and requirements. Certifications to, and contracts with, government agencies are to be signed by a company associate authorized by the Board of Directors to sign such documents, based upon knowledge that all requirements have been fully satisfied.

            B. Payments to Officials

            Payments or gifts shall not be made directly or indirectly to any government official or associate if the gift or payment is illegal under the laws of the country having jurisdiction over the transaction, or if it is for the purpose of influencing or inducing the recipient to do, or omit to do, any act in violation of his or her lawful duty. Under no circumstances should gifts be given to any government employees.

            C. Political Contributions

            Company funds, property or services may not be contributed to any political party or committee, or to any candidate for or holder of any office of any government. This policy does not preclude, where lawful, company expenditures to support or oppose public referendum or separate ballot issues, or, where lawful and when reviewed and approved in advance by the Compliance Committee, the formation and operation of a political action committee.

VII. COMPLIANCE WITH LAWS, RULES AND REGULATIONS

            A. Insider Trading Policy

            The company expressly forbids any associate from trading on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every associate of the company and extends to activities both within and outside their duties to the company, including trading for a personal account.

            The concept of who is an "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purpose. A temporary insider can include, among others, a company's investment advisors, agents, attorneys, accountants and lending institutions, as well as the employees of such organizations. An associate may also become a temporary insider of another company with which our company has a contractual or other relationship.

            Trading on inside information is not a basis for liability unless the information is material. This is information that a reasonable investor would consider important in making his or her investment decisions, or information that is likely to have a significant effect on the price of a company's securities.

            Information is non-public until it has been effectively communicated to the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information found in a report filed with the Securities and Exchange Commission or appearing in a national newspaper would be considered public.

            Each associate should be familiar with and abide by the company's Insider Trading Policy. A copy of this policy is given to all new associates of the company and is available from the Corporate Compliance Officer or any member of the Compliance Committee.

            B. Equal Employment Opportunity

            The company makes employment-related decisions without regard to a person's race, color, religious creed, age, sex, sexual orientation, marital status, national origin, ancestry, present or past history of mental disorder, mental retardation, learning disability or physical disability, including, but not limited to, blindness and genetic predisposition, or any other factor unrelated to a person's ability to perform the person's job. "Employment decisions" generally mean decisions relating to hiring, recruiting, training, promotions and compensation, but the term may encompass other employment actions as well.

            The company encourages its associates to bring any problem, complaint or concern regarding any alleged employment discrimination to the attention of the Chief Financial Officer. Associates who have concerns regarding conduct they believe is discriminatory should also feel free to make any such reports to the Corporate Compliance Officer, a member of the Compliance Committee, or the Hotline.

            C. Sexual Harassment Policy

            The company is committed to maintaining a collegial work environment in which all individuals are treated with respect and dignity and which is free of sexual harassment. In keeping with this commitment, the company will not tolerate sexual harassment of associates by anyone, including any supervisor, co-worker, vendor, client or customer, whether in the workplace, at assignments outside the workplace, at company-sponsored social functions or elsewhere.

            Each associate should be familiar with and abide by the company's Sexual Harassment Policy. A copy of this policy is given to all associates of the company and is available from the Corporate Compliance Officer or any member of the Compliance Committee.

            D. Health, Safety & Environment Laws

            Health, safety, and environmental responsibilities are fundamental to the company's values. Associates are responsible for ensuring that the company complies with all provisions of the health, safety, and environmental laws of the United States and of other countries where the company does business.

            The penalties that can be imposed against the company and its associates for failure to comply with health, safety, and environmental laws can be substantial, and include imprisonment and fines.

            E. Health Care Regulations

            The company is committed to full compliance with federal and state laws, including laws prohibiting fraud and abuse such as the federal and state anti-kickback laws and federal and state false claims laws.

            The federal anti-kickback statute prohibits the knowing and willful payment of remuneration to a physician, hospital or other source with the intent to induce the physician, hospital or other source to refer patients or recommend any items or services paid for by any federal health care program. There are certain "safe harbor" exceptions to this statute; however, their application is very complicated. A violation of the federal anti-kickback statute can result in severe penalties, including criminal conviction, fines and exclusion from Medicare and Medicaid programs. Many other jurisdictions, including many states, have similar anti-kickback laws governing items or services payable under government programs and/or by private insurance companies.

            Federal and state laws also contain numerous provisions prohibiting the submitting of claims that are false or fraudulent. Claims that (i) provide misleading or incomplete information to customers regarding health care products or services, (ii) fail to include proper documentation or show a failure to obtain proper diagnosis information and (iii) bill for services not rendered, coded improperly or otherwise not rendered in the manner required, have resulted in penalties to providers under false claims statues. A violation of a false claims statute can result in severe consequences including criminal conviction.

            As the application of federal and state anti-kickback and false claims laws is very complicated and nuanced, it is imperative that an associate with questions about the application of these laws contact the Corporate Compliance Officer or a member of the Compliance Committee for guidance in advance of taking any action.

            VIII. REPORTING VIOLATIONS UNDER THE CODE: NON- RETALIATION POLICY

            A.        Obligation to Make Reports; Procedure

            Any associate of the company having any information or knowledge regarding the existence of any violation or suspected violation of the Code has a duty to report the violation or suspected violation to the Hotline, the Corporate Compliance Officer, or any other member of the Compliance Committee. Associates are also encouraged to raise any issues or concerns regarding the company's business or operations. Failure to report suspected or actual violations is itself a violation of the Code and may subject the associate to disciplinary action, up to and including termination of employment or legal action. Reports may be made on a completely confidential and anonymous basis. To the extent any investigation is necessitated by a report, the company will endeavor to keep the proceedings and the identity of the reporting associate confidential to the fullest extent required by applicable law.

            Associates are encouraged to exhaust all internal alternatives and await the results of all internal investigations prior to making any form of external communication. We have instituted the procedures described in this Code, including procedures to make anonymous submissions, to facilitate the use of internal investigations.

            Individuals are encouraged, but not required, to leave a name or at least a contact number when submitting a report. Such information will facilitate a more thorough investigation. The Corporate Compliance Officer will strive to maintain the integrity and confidentiality of all compliance-related communications. However, in certain circumstances, the identity of the person raising the issue may become known or need to be revealed, particularly if federal or state enforcement authorities become involved in the investigation. The company cannot guarantee confidentiality when material evidence of a violation of the law is disclosed or if the person is identified during the normal course of an investigation.

            B.        Anti-Retaliation Pledge

            Any associate who in good faith reports a suspected violation under the Code by the company, or its agents acting on behalf of the company, or who in good faith raises issues or concerns regarding the company's business or operations, to the Hotline, the Corporate Compliance Officer or any other member of the Compliance Committee, may not be fired, demoted, reprimanded or otherwise harmed for, or because of, the reporting of the suspected violation, issues or concerns, regardless of whether the suspected violation involves the associate, the associate's supervisor or senior management of the company.

            In addition, any associate who in good faith reports a suspected violation under the Code which the associate reasonably believes constitutes a violation of a federal statute by the company, or its agents acting on behalf of the company, to a federal regulatory or law enforcement agency, may not be reprimanded, discharged, demoted, suspended, threatened, harassed or in any manner discriminated against in the terms and conditions of the associate's employment for, or because of, the reporting of the suspected violation, regardless of whether the suspected violation involves the associate, the associate's supervisor or senior management of the company.

IX. QUESTIONS UNDER THE CODE AND WAIVER PROCEDURES

            Associates are encouraged to consult with the Corporate Compliance Officer and Compliance Committee about any uncertainty or questions they may have under the Code.

            If any situation should arise where a course of action would likely result in a violation of the Code but for which the associate thinks that a valid reason for the course of action exists, the associate should contact the Corporate Compliance Officer or a member of the Compliance Committee to obtain a waiver prior to the time the action is taken. No waivers will be granted after the fact for actions already taken. Except as noted below, the Compliance Committee will review all the facts surrounding the proposed course of action and will determine whether a waiver from any policy in the Code should be granted.

            Waiver Procedures for Executive Officers and Directors. Waiver requests by an executive officer or member of the Board of Directors shall be referred by the Compliance Committee, with its recommendation, to the Board of Directors or a committee thereof for consideration. If either (i) a majority of the independent directors on the Board of Directors, or (ii) a committee comprised solely of independent directors agrees that the waiver should be granted, it will be granted. The company will disclose the nature and reasons for the waiver on a Form 6-K (or Form 8-K) to be filed with the Securities and Exchange Commission within four days or as otherwise permitted by the rules of the Securities and Exchange Commission and the The Nasdaq Stock Market, LLC. If the Board denies the request for a waiver, the waiver will not be granted and the associate may not pursue the intended course of action.

            It is the company's policy only to grant waivers from the Code in limited and compelling circumstances.

x. FREQUENTLY ASKED QUESTIONS AND ANSWERS

            The following questions and answers address each associate's obligation to comply with the Code. The company has attempted to design procedures that ensure maximum confidentiality and, most importantly, freedom from the fear of retaliation for complying with and reporting violations under the Code.

            Q: Do I have a duty to report violations under the Code?

            A: Yes, participation in the Code and its compliance program is mandatory. You must immediately report any suspected or actual violation of the Code to the Hotline, the Corporate Compliance Officer or a member of the Compliance Committee. The company will keep reports confidential to the fullest extent required by applicable law. Failure to report suspected or actual violations is itself a violation of the Code and may subject you to disciplinary action, up to and including termination of employment or legal action.

            Q: I'm afraid of being fired for raising questions or reporting violations under the Code. Will I be risking my job if I do?

            A: The Code contains a clear non-retaliation policy, meaning that if you in good faith report a violation of the Code by the company, or its agents acting on behalf of the company, to the Hotline, the Corporate Compliance Officer or another member of the Compliance Committee, the company will undertake to protect you from being fired, demoted, reprimanded or otherwise harmed for reporting the violation, even if the violation involves you, your supervisor, or senior management of the company. Note, however, that while you will not be disciplined for reporting a violation, you may be subject to discipline with respect to the underlying conduct or violation. You are entitled to make the report on a confidential and anonymous basis. To the extent an investigation must be initiated, the company will keep confidential any report you make to the Corporate Compliance Officer or another member of the Compliance Committee to the extent required by applicable law.

            In addition, if you in good faith report a suspected violation under the Code which you reasonably believe constitutes a violation of a federal statute by the company, or its agents acting on behalf of the company, to a federal regulatory or law enforcement agency, you may not be reprimanded, discharged, demoted, suspended, threatened, harassed or in any manner discriminated against in the terms and conditions of your employment for reporting the suspected violation, regardless of whether the suspected violation involves you, your supervisor or senior management of the company.

            Associates are encouraged to exhaust all internal alternatives and await the results of all internal investigations prior to making any form of external communication. We have instituted the procedures described in this Code, including the protections described above and procedures to make anonymous submissions, to facilitate the use of internal investigations.

            Q: How are suspected violations investigated under the Code?

            A: When a suspected violation is reported to the Hotline, the Corporate Compliance Officer or a member of the Compliance Committee, the Compliance Committee will gather information about the allegation by interviewing the associate reporting the suspected violation, the associate who is accused of the violation and/or any co-workers or associates of the accused associates to determine if a factual basis for the allegation exists. The reporting associate's immediate supervisor will not be involved in the investigation if the reported violation involved that supervisor. The company will keep the identity of the reporting associate confidential to the fullest extent required by applicable law.

            If the report is not substantiated, the reporting associate will be informed and at that time will be asked for any additional information not previously communicated. If there is no additional information, the Corporate Compliance Officer will close the matter as unsubstantiated.

            If the allegation is substantiated, the Compliance Committee will make a judgment as to the degree of severity of the violation and the appropriate disciplinary response. In more severe cases, the Compliance Committee will make a recommendation to the Board of Directors of the company for its approval. The Board's decision as to disciplinary and corrective action will be final. In the case of less severe violations, the Corporate Compliance Officer may refer the violation to the Human Resources Department for appropriate disciplinary action.

            The Compliance Committee shall provide a summary of all matters considered under the Code to the Board of Directors or a committee thereof at each regular meeting thereof, or sooner if warranted by the severity of the matter.

            Q: Do I have to participate in any investigation under the Code?

            A: Your full cooperation with any pending investigation under the Code is a condition of your continued relationship with the company. The refusal to cooperate fully with any investigation is a violation of the Code and grounds for discipline, up to and including termination.

            Q: What are the consequences of violating the Code?

            A: As explained above, associates who violate the Code may be subject to discipline, up to and including termination of employment. Associates who violate the Code may simultaneously violate federal, state, local or foreign laws, regulations or policies. Such associates may be subject to prosecution, imprisonment and fines, and may be required to make reimbursement to the company, the government or any other person for losses resulting from the violation. They may be subject to punitive or treble damages depending on the severity of the violation and applicable law.

            Q: What if I have questions under the Code or want to obtain a waiver under any provision of the Code?

            A: The Corporate Compliance Officer and any member of the Compliance Committee can help answer questions you may have under the Code. Particularly difficult questions will be answered with input from the Compliance Committee as a whole. In addition, Section IX of the Code provides information on how you may obtain a waiver from the Code; waivers will be granted only in very limited circumstances. You should never pursue a course of action that is unclear under the Code without first consulting the Corporate Compliance Officer or the Compliance Committee, and if necessary, obtaining a waiver from the Code.

APPENDIX A

ASSOCIATE'S AGREEMENT TO COMPLY

            I have read the Orgenesis, Inc. Corporate Code of Conduct and Ethics (the "Code"). I have obtained an interpretation of any provision about which I had a question. I agree to abide by the provisions of the Code. Based on my review, I acknowledge that

___________	To the best of my knowledge, I am not in violation of, or aware of any violation by others of, any provision contained in the Code;

OR

___________	I have made a full disclosure on the reverse side of this acknowledgement of the facts regarding any possible violation of the provisions set forth in the Code.

            In addition, I understand that I am required to report any suspected or actual violation of the Code, and that I may make such reports on a fully anonymous basis through the mechanisms described in this Code. I understand that I am required to cooperate fully with the company in connection with the investigation of any suspected violation. I understand that my failure to comply with the Code or its procedures may result in disciplinary action, up to and including termination.

By:		Date: ________________________________
Name (Please print):
Department/Location: